For news releases, related materials and high-resolution photos and video, visit www.media.ford.com. Ford Hybrids, EVs, Transit Set Records; Q1 Sales Top Industry, Up 7% • Ford is America’s No. 1 truck seller, backed by record quarter for Maverick and Maverick Hybrid; Overall hybrid vehicle sales up 42 percent for the best quarter ever • Ford is America’s No. 2 electric vehicle brand; strong EV sales up 86 percent • Ford Transit – America's best-selling van – is off to a record start • Company poised for growth this year: F-150, Ranger and Lincoln Nautilus on sale now; Explorer, Expedition, Mustang Mach-E Rally, and Lincoln Aviator, Navigator coming later this year DEARBORN, Mich., April 3, 2024 – Customer reception in the first quarter to Ford’s freedom of choice across gas, hybrid and electric vehicles drove company sales and share gains. Ford and Lincoln sales climbed 7 percent, outpacing the overall industry. Across gas and hybrid vehicles, an increasing preference for hybrid trucks and SUVs helped deliver Ford the best-ever quarterly hybrid sales record. Ford Maverick was America’s No. 1 selling hybrid truck in Q1, continuing to bring new customers to the Ford brand. Maverick Hybrid sales were up 77 percent over a year ago on sales of 19,660. Overall hybrid sales in Q1 were up 42 percent on sales of 38,421 vehicles. Hybrid growth is expected to continue as more versions of the new F-150 hybrid ship to dealers. Total Ford hybrid Q1 vehicle sales were the company’s best-ever in its more than two decades of offering customers hybrids. “The new F-150 will be a big play for us across gas, hybrid and electric vehicle segments of our business,” said Andrew Frick, president, Ford Blue. “With the new F-150 and all-new Ranger sales beginning in March along with the strong performance of our all-new Lincoln Nautilus and Nautilus Hybrid, we’re in a strong position to capitalize and grow as we move through 2024. From gas engines to hybrids to electric vehicles, we offer our customers more choices.” The growth in hybrids helped Ford begin the year as America’s best-selling truck manufacturer, including pickups and vans. Maverick, with record Q1 sales, remains the No. 1 selling midsize pickup in America, outselling Toyota’s Tacoma. Nearly 60 percent of Maverick buyers are new to the Ford brand. With Ford’s first sales of the new F-150 in March, F-Series begins the year as America’s best-selling truck with 152,943 sales. Super Duty sales in Q1 were up 23 percent from a year ago. Total Maverick sales for Q1 totaled 39,061 – up 82 percent over last year. Ford brand SUVs posted an all-time best quarter with total sales of 216,997 – up 15 percent over last year. Ford SUVs were led by Explorer with 58,465 sales, making Explorer America’s best-selling three-row SUV. Escape sales were up 73 percent on sales of 36,595 SUVs. Bronco Sport had a solid gain of 6 percent on sales of 31,565 and Expedition sales gained 11 percent. And at Lincoln, sales accelerated 31 percent to 24,894. The all-new Lincoln Nautilus began Q1 with total sales of 9,231 SUVs – up 68 percent over a year ago. This represents a new quarterly sales record since the nameplate went on sale in 2018. Sales of Lincoln’s Corsair increased 56 percent and Aviator was up 19 percent.

For news releases, related materials and high-resolution photos and video, visit www.media.ford.com. 2 Strong Start for Ford Electric Vehicle Sales Across Ford electric vehicles, sales started the year strong, up 86 percent. Ford sold 20,223 EVs in Q1, making Ford America’s second best-selling EV brand behind Tesla for the quarter. Mustang Mach-E posted strong Q1 sales of 9,589 SUVs – up 77 percent over a year ago. America’s best-selling electric truck, the F-150 Lightning, had sales of 7,743 trucks, up 80 percent. The Ford E-Transit was America’s best-selling electric van on sales of 2,891 – up 148 percent over Q1 last year. It was the best-ever sales quarter for E-Transit since it went on sale in 2022. Ford Pro Commercial Sales Success On its 10-year anniversary in the U.S., Transit van sales totaled 39,890 – up 25 percent, making this a record start to the year for America’s No. 1 selling van. Ford’s commercial vans have been a source of strength for 45 straight years and are continuing into this year with sales of 55,295 vans, up 19 percent in Q1. Ford Blue Model e Ford Pro New Ranger Hits Dealer Lots Strong EV Sales Growth Commercial Vehicle Leadership March marked the start of sales of the all-new 2024 Ford Ranger. First deliveries were recorded mid-way through March. Ford is poised for more growth with the new Explorer, Lincoln Aviator and Expedition coming. Ford Mustang Mach-E sales totaled 9,589 – up 77 percent over a year ago. Mustang Mach-E begins the year as America’s second best-selling EV SUV behind Tesla’s Model Y. Ford Pro EV adoption continues to rise with more than 40 percent of commercial customers with 2024 F-150 Lightning orders being repeat Lightning customers. E-Transit adoption rates are growing faster among government customers and small businesses.

For news releases, related materials and high-resolution photos and video, visit www.media.ford.com. 3 About Ford Motor Company Ford Motor Company (NYSE: F) is a global company based in Dearborn, Michigan, committed to helping build a better world, where every person is free to move and pursue their dreams. The company’s Ford+ plan for growth and value creation combines existing strengths, new capabilities and always-on relationships with customers to enrich experiences for customers and deepen their loyalty. Ford develops and delivers innovative, must-have Ford trucks, sport utility vehicles, commercial vans and cars and Lincoln luxury vehicles, along with connected services. The company does that through three customer-centered business segments: Ford Blue, engineering iconic gas-powered and hybrid vehicles; Ford Model e, inventing breakthrough EVs along with embedded software that defines exceptional digital experiences for all customers; and Ford Pro, helping commercial customers transform and expand their businesses with vehicles and services tailored to their needs. Additionally, Ford provides financial services through Ford Motor Credit Company. Ford employs about 177,000 people worldwide. More information about the company and its products and services is available at corporate.ford.com. *U.S. sales volume reflects transactions with (i) retail and fleet customers (as reported by dealers), (ii) government and (iii) Ford management. Average transaction pricing based on J.D. Power and Associates PIN data. Contact: Said Deep, sdeep@ford.com, 313-594-0592